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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report (Date of earliest
                                 event reported)
                      September 7, 2004 (August 31, 2004)


                        AQUIS COMMUNICATIONS GROUP, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)

              Delaware                 000-33343                22-3281446
              --------                 ---------                ----------

  (State or other jurisdiction  (Commission File Number)        (Employer
        of incorporation)                                 Identification Number)


                 1719A Route 10, Suite 300, Parsippany, NJ 07054
                -------------------------------------------------
                    (Address of principal executive offices)

                                 (973) 560-8000
               -------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not applicable
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

         (b) On August 31, 2004, Gene Davis tendered his resignation from his position as a Director of the Registrant. The resignation of Mr. Davis was not due to a disagreement with the Registrant's operations, policies or practices.

Item 8.01.  Other Events.

         On September 7, 2004, the Registrant issued a press release announcing that it intends to file a Form 15 with the Securities and Exchange Commission on or before October 29, 2004, thereby terminating the Registrant's common stock registration under the Securities and Exchange Act of 1934. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

      (c)   Exhibits

            Number   Exhibit
            ------   -------

            99.1      Press Release regarding deregistration dated
                      September 7, 2004.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  AQUIS COMMUNICATIONS GROUP, INC.


                                  By: /s/ D. Brian Plunkett
                                      ---------------------
                                      D. Brian Plunkett
                                      Chief Financial Officer and Vice President

Date:    September 7, 2004



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                                  EXHIBIT INDEX

Number   Exhibit

99.1     Press Release regarding deregistration dated September 7, 2004.
























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